Exhibit 99.1

Snap Inc. Announces Second Quarter 2021 Financial Results

Daily Active Users increased 23% year-over-year to 293 million

Revenue increased 116% year-over-year to $982 million

Net loss improved 53% and Adjusted EBITDA improved 223% year-over-year

SANTA MONICA, Calif. – July 22, 2021 – Snap Inc. (NYSE: SNAP) today announced financial results for the quarter ended June 30, 2021.

Financial Highlights

•	Revenue increased 116% to $982 million in Q2 2021, compared to the prior year.
•	Net loss improved 53% to $(152) million in Q2 2021, compared to the prior year.
•	Adjusted EBITDA improved 223% to $117 million in Q2 2021, compared to the prior year.
•	Operating cash flow was $(101) million in Q2 2021, compared to $(67) million in the prior year.
•	Free Cash Flow was $(116) million in Q2 2021, compared to $(82) million in the prior year.
•	Common shares outstanding plus shares underlying stock-based awards totaled 1,681 million at June 30, 2021, compared to 1,616 million one year ago.

“Our second quarter results reflect the broad-based strength of our business, as we grew both revenue and daily active users at the highest rates we have achieved in the past four years,” said Evan Spiegel, CEO. “We are pleased by the progress our team is making with the development of our augmented reality platform, and we are energized by the many opportunities to grow our community and business around the world.”

	Three Months Ended June 30,		Percent	Six Months Ended June 30,		Percent
	2021	2020	Change	2021	2020	Change
(Unaudited)	(in thousands, except per share amounts)
Revenue	$982,108	$454,158	116%	$1,751,692	$916,636	91%
Operating loss	$(192,512)	$(310,608)	38%	$(496,118)	$(596,972)	17%
Net loss	$(151,664)	$(325,951)	53%	$(438,546)	$(631,887)	31%
Adjusted EBITDA(1)	$117,403	$(95,570)	223%	$115,694	$(176,807)	165%
Cash provided by (used in) operating activities	$(101,086)	$(66,554)	(52)%	$35,800	$(60,271)	159%
Free Cash Flow(2)	$(115,709)	$(82,321)	(41)%	$10,326	$(86,929)	112%
Diluted net loss per share attributable to common stockholders	$(0.10)	$(0.23)	56%	$(0.29)	$(0.44)	35%
Non-GAAP diluted net income (loss) per share(3)	$0.10	$(0.09)	220%	$0.10	$(0.17)	158%
Common shares outstanding plus shares underlying stock-based awards	1,681,260	1,616,146	4%	1,681,260	1,616,146	4%

(1)	See page 10 for reconciliation of net loss to Adjusted EBITDA.
(2)	See page 10 for reconciliation of cash provided by (used in) operating activities to Free Cash Flow.
(3)	See page 11 for reconciliation of GAAP diluted net loss per share to non-GAAP diluted net income (loss) per share.

Q2 2021 Summary & Key Highlights

We have an active, engaged community:

•	DAUs were 293 million in Q2 2021, an increase of 55 million, or 23%, year-over-year.
•	DAUs increased sequentially and year-over-year in each of North America, Europe, and Rest of World.
•	DAUs increased sequentially and year-over-year on both iOS and Android platforms.

We invested and innovated in our camera and augmented reality platforms:

•	We improved several try-on capabilities with Lens Studio 4.0, including multi-person 3D body mesh, advanced cloth simulation, and a new visual effects editor for more realistic Lenses.
•	We released TrueSize technology to improve eyewear sizing and wrist tracking technology for accurate watch try-ons.
•

We introduced several new categories for Scan, including fashion and food, which is already used by more than 170 million Snapchatters every month to identify dog breeds and plants, discover recipes, and shop for clothing.

•	We introduced Camera Shortcuts, an easy way for Snapchatters to find the most relevant camera mode, Lens, or even curated soundtrack, right from the Camera screen.
•	We introduced Connected Lenses, enabling Snapchatters in different locations to interact with each other through AR.

We invested in our content offerings:

•	We aired eight new and renewed Snap Originals, including Swae Meets World, a documentary featuring American musician Swae Lee as he prepares to launch a solo album.
•	We launched a record 177 new international Discover Channels, including 36 in the UK and 24 in India, one of which is a partnership with Sony Pictures Network to launch five Shows.
•	Spotlight daily active users grew 49%, average daily content submissions more than tripled, and daily time spent per user in the US grew by over 60% quarter-over-quarter.
•	We released Spotlight on the Web, a destination to view Spotlight Snaps from a browser without a Snapchat account, and also allow Creators to upload content submissions directly from their desktop.
•	We announced new monetization opportunities for Spotlight Creators through Gifting with Snap Tokens, enabling Creators to build personal connections with their fans.

We expanded our partner and developer ecosystem:

•	We announced Camera Kit partnerships with Disney, Viber, and Bumble, bringing our Camera and AR capabilities into their applications.
•	We announced Snap Kit integrations with YouTube and YouTube Music, allowing users to share YouTube videos to the Snapchat Camera.
•	We announced a Bitmoji for Games partnership with Unity, allowing Unity developers to bring 3D Bitmoji avatars into their player experience.
•	We released Sticker Kit, which includes over 34 million Bitmojis, Stickers, and GIFs that can be integrated into partner applications.
•

We announced Layers, a new feature for the Snap Map enabling Snapchatters to find personalized experiences from select partners right from the Map, such as surfacing saved Memories across the Map and showing nearby restaurants and events.

We strengthened our capabilities to drive improved outcomes for advertisers:

•	We rolled out Public Profiles for businesses, allowing any business to create a profile on Snapchat showcasing their Lenses, Highlights, Stories, and shoppable products.
•	We announced an integration with Salesforce, allowing brands to leverage their first-party data to reach Snapchatters with relevant ads.
•	We launched the Creator Marketplace within our self-serve Ads Manager, connecting advertisers with certified Lens Creators and facilitating the AR development process.
•	We introduced API Lenses, which enables businesses to automatically import up-to-date product inventory into AR Lenses without additional work.

Financial Guidance

The following forward-looking statements reflect our expectations for the third quarter of 2021 as of July 22, 2021, and are subject to substantial uncertainty. This guidance assumes constant foreign currency rates, and among other things, that no business acquisitions, investments, restructurings, or legal settlements are concluded in the quarter. Our results are based on assumptions that we believe to be reasonable as of this date, but may be materially affected by many factors, as discussed below in “Forward-Looking Statements.”

Q3 2021 Outlook

•	Revenue is estimated to increase approximately 58% to 60% year-over-year, resulting in estimated revenue between $1,070 million and $1,085 million, compared to $679 million in Q3 2020.
•	Adjusted EBITDA is estimated to be between $100 million and $120 million, compared to $56 million in Q3 2020.

Conference Call Information

Snap Inc. will host a conference call to discuss the results at 2:00 p.m. Pacific / 5:00 p.m. Eastern today. The live audio webcast along with supplemental information will be accessible at investor.snap.com. A recording of the webcast will also be available following the conference call.

Snap Inc. uses the investor.snap.com and snap.com/news websites as means of disclosing material non-public information and for complying with its disclosure obligation under Regulation FD.

Definitions

Free Cash Flow is defined as net cash provided by (used in) operating activities, reduced by purchases of property and equipment.

Common shares outstanding plus shares underlying stock-based awards includes common shares outstanding, restricted stock units, restricted stock awards, and outstanding stock options.

Adjusted EBITDA is defined as net income (loss), excluding interest income; interest expense; other income (expense) net; income tax benefit (expense); depreciation and amortization; stock-based compensation expense and other payroll related tax expense; and certain other non-cash or non-recurring items impacting net income (loss) from time to time.

A Daily Active User (DAU) is defined as a registered Snapchat user who opens the Snapchat application at least once during a defined 24-hour period. We calculate average DAUs for a particular quarter by adding the number of DAUs on each day of that quarter and dividing that sum by the number of days in that quarter.

Average revenue per user (ARPU) is defined as quarterly revenue divided by the average DAUs.

A Monthly Active User (MAU) is defined as a registered Snapchat user who opens the Snapchat application at least once during the 30-day period ending on the calendar month-end. We calculate average Monthly Active Users for a particular quarter by calculating the average of the MAUs as of each calendar month-end in that quarter.

Note: For adjustments and additional information regarding the non-GAAP financial measures and other items discussed, please see “Non-GAAP Financial Measures,” “Reconciliation of GAAP to Non-GAAP Financial Measures,” and “Supplemental Financial Information and Business Metrics.”

About Snap Inc.

Snap Inc. is a camera company. We believe that reinventing the camera represents our greatest opportunity to improve the way people live and communicate. We contribute to human progress by empowering people to express themselves, live in the moment, learn about the world, and have fun together. For more information, visit snap.com.

Contact

Investors and Analysts:

ir@snap.com

Press:

press@snap.com

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act, about us and our industry that involve substantial risks and uncertainties. All statements other than statements of historical facts contained in this press release, including statements regarding guidance, our future results of operations or financial condition, business strategy and plans, user growth and engagement, product initiatives, and objectives of management for future operations, and the impact of COVID-19 on our business and the economy as a whole, are forward-looking statements. In some cases, you can identify forward-looking statements because they contain words such as “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “going to,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” or “would” or the negative of these words or other similar terms or expressions. We caution you that the foregoing may not include all of the forward-looking statements made in this press release.

You should not rely on forward-looking statements as predictions of future events. We have based the forward-looking statements contained in this press release primarily on our current expectations and projections about future events and trends, including our financial outlook and the ongoing COVID-19 pandemic that we believe may continue to affect our business, financial condition, results of operations, and prospects. These forward-looking statements are subject to risks and uncertainties related to: our financial performance; our lack of profitability to date; our ability to generate and sustain positive cash flow; our ability to attract and retain users, publishers, and advertisers; competition and new market entrants; managing our international expansion and our growth and future expenses; compliance with new laws, regulations, and executive actions; our ability to maintain, protect, and enhance our intellectual property; our ability to succeed in existing and new market segments; our ability to attract and retain qualified and key personnel; our ability to repay outstanding debt; and future acquisitions or investments, as well as risks, uncertainties, and other factors described in “Risk Factors” and elsewhere in our most recent periodic report filed with the SEC, which is available on the SEC’s website at www.sec.gov. Additional information will be made available in Snap Inc.’s periodic report that will be filed with the SEC for the period covered by this press release and other filings that we make from time to time with the SEC. In addition, any forward-looking statements contained in this press release are based on assumptions that we believe to be reasonable as of this date. We undertake no obligation to update any forward-looking statements to reflect events or circumstances after the date of this press release or to reflect new information or the occurrence of unanticipated events, including future developments related to the COVID-19 pandemic, except as required by law.

Non-GAAP Financial Measures

To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we use certain non-GAAP financial measures, as described below, to understand and evaluate our core operating performance. These non-GAAP financial measures, which may be different than similarly titled measures used by other companies, are presented to enhance investors’ overall understanding of our financial performance and should not be considered a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

We use the non-GAAP financial measure of Free Cash Flow, which is defined as net cash provided by (used in) operating activities, reduced by purchases of property and equipment. We believe Free Cash Flow is an important liquidity measure of the cash that is available, after capital expenditures, for operational expenses and investment in our business and is a key financial indicator used by management. Additionally, we believe that Free Cash Flow is an important measure since we use third-party infrastructure partners to host our services and therefore we do not incur significant capital expenditures to support revenue generating activities. Free Cash Flow is useful to investors as a liquidity measure because it measures our ability to generate or use cash. Once our business needs and obligations are met, cash can be used to maintain a strong balance sheet and invest in future growth.

We use the non-GAAP financial measure of Adjusted EBITDA, which is defined as net income (loss); excluding interest income; interest expense; other income (expense), net; income tax benefit (expense); depreciation and amortization; stock-based compensation expense and other payroll related tax expense; and certain other non-cash or non-recurring items impacting net income (loss) from time to time. We believe that Adjusted EBITDA helps identify underlying trends in our business that could otherwise be masked by the effect of the expenses that we exclude in Adjusted EBITDA.

We use the non-GAAP financial measure of non-GAAP net loss, which is defined as net income (loss); excluding amortization of intangible assets; stock-based compensation expense and other payroll related tax expense; certain other non-cash or non-recurring items impacting net income (loss) from time to time; and related income tax adjustments. Non-GAAP net loss and weighted average diluted shares are then used to calculate non-GAAP diluted net loss per share. Similar to Adjusted EBITDA, we believe these measures help identify underlying trends in our business that could otherwise be masked by the effect of the expenses we exclude in the measure.

We believe that these non-GAAP financial measures provide useful information about our financial performance, enhance the overall understanding of our past performance and future prospects, and allow for greater transparency with respect to key metrics used by our management for financial and operational decision-making. We are presenting these non-GAAP measures to assist investors in seeing our financial performance through the eyes of management, and because we believe that these measures provide an additional tool for investors to use in comparing our core financial performance over multiple periods with other companies in our industry.

For a reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measure, please see “Reconciliation of GAAP to Non-GAAP Financial Measures.”

Snap Inc., “Snapchat,” and our other registered and common law trade names, trademarks, and service marks are the property of Snap Inc. or our subsidiaries.

SNAP INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands, unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020
Cash flows from operating activities
Net loss	$(151,664)	$(325,951)	$(438,546)	$(631,887)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	28,270	20,925	51,768	42,129
Stock-based compensation	256,600	186,171	493,673	358,220
Amortization of debt discount and issuance costs	1,148	20,412	2,192	31,975
Non-marketable investments	(79,940)	(3,019)	(102,451)	8,580
Other	34,856	(1,406)	41,685	(2,975)
Change in operating assets and liabilities, net of effect of acquisitions:
Accounts receivable, net of allowance	(174,452)	15,654	(45,136)	108,546
Prepaid expenses and other current assets	1,065	4,123	(11,371)	(8,744)
Operating lease right-of-use assets	12,549	9,537	23,747	18,253
Other assets	(338)	108	(1,236)	(1,047)
Accounts payable	(50,159)	2,279	6,346	8,013
Accrued expenses and other current liabilities	27,690	14,863	33,039	32,773
Operating lease liabilities	(8,059)	(10,985)	(21,354)	(24,979)
Other liabilities	1,348	735	3,444	872
Net cash provided by (used in) operating activities	(101,086)	(66,554)	35,800	(60,271)
Cash flows from investing activities
Purchases of property and equipment	(14,623)	(15,767)	(25,474)	(26,658)
Non-marketable investments	(31,425)	(56,341)	(32,775)	(91,841)
Cash paid for acquisitions, net of cash acquired	(30,304)	(20,204)	(139,216)	(20,204)
Purchases of marketable securities	(764,371)	(875,873)	(1,287,590)	(1,428,548)
Sales of marketable securities	239,500	—	347,556	217,958
Maturities of marketable securities	696,892	476,561	1,513,823	1,229,246
Other	36,200	(500)	36,100	(500)
Net cash provided by (used in) investing activities	131,869	(492,124)	412,424	(120,547)
Cash flows from financing activities
Proceeds from issuance of convertible notes, net of issuance costs	1,137,227	988,582	1,137,227	988,582
Purchase of capped calls	(86,825)	(100,000)	(86,825)	(100,000)
Proceeds from the exercise of stock options	3,257	20,477	7,710	23,607
Net cash provided by financing activities	1,053,659	909,059	1,058,112	912,189
Change in cash, cash equivalents, and restricted cash	1,084,442	350,381	1,506,336	731,371
Cash, cash equivalents, and restricted cash, beginning of period	968,437	902,250	546,543	521,260
Cash, cash equivalents, and restricted cash, end of period	$2,052,879	$1,252,631	$2,052,879	$1,252,631
Supplemental disclosures
Cash paid for income taxes, net	$3,280	$562	$14,288	$1,370
Cash paid for interest	$1,614	$366	6,741	5,265

SNAP INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share amounts, unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020
Revenue	$982,108	$454,158	$1,751,692	$916,636
Costs and expenses:
Cost of revenue	445,021	250,454	857,622	503,864
Research and development	370,671	260,863	719,251	499,476
Sales and marketing	179,724	132,118	330,010	254,323
General and administrative	179,204	121,331	340,927	255,945
Total costs and expenses	1,174,620	764,766	2,247,810	1,513,608
Operating loss	(192,512)	(310,608)	(496,118)	(596,972)
Interest income	1,251	4,768	2,388	13,357
Interest expense	(4,564)	(24,727)	(9,595)	(39,840)
Other income (expense), net	42,282	3,575	64,340	(8,814)
Loss before income taxes	(153,543)	(326,992)	(438,985)	(632,269)
Income tax benefit (expense)	1,879	1,041	439	382
Net loss	$(151,664)	$(325,951)	$(438,546)	$(631,887)
Net loss per share attributable to Class A, Class B, and Class C common stockholders:
Basic	$(0.10)	$(0.23)	$(0.29)	$(0.44)
Diluted	$(0.10)	$(0.23)	$(0.29)	$(0.44)
Weighted average shares used in computation of net loss per share:
Basic	1,547,234	1,447,022	1,524,560	1,436,085
Diluted	1,547,234	1,447,022	1,524,560	1,436,085

SNAP INC.

CONSOLIDATED BALANCE SHEETS

(in thousands, except par value)

	June 30, 2021	December 31, 2020
	(unaudited)
Assets
Current assets
Cash and cash equivalents	$2,051,961	$545,618
Marketable securities	1,415,384	1,991,922
Accounts receivable, net of allowance	797,146	744,288
Prepaid expenses and other current assets	72,468	56,147
Total current assets	4,336,959	3,337,975
Property and equipment, net	183,229	178,709
Operating lease right-of-use assets	295,266	269,728
Intangible assets, net	264,161	105,929
Goodwill	1,453,766	939,259
Other assets	287,434	192,638
Total assets	$6,820,815	$5,024,238
Liabilities and Stockholders’ Equity
Current liabilities
Accounts payable	$79,089	$71,908
Operating lease liabilities	54,121	41,077
Accrued expenses and other current liabilities	614,937	554,342
Total current liabilities	748,147	667,327
Convertible senior notes, net	2,550,829	1,675,169
Operating lease liabilities, noncurrent	301,580	287,292
Other liabilities	312,258	64,474
Total liabilities	3,912,814	2,694,262
Commitments and contingencies
Stockholders’ equity
Class A non-voting common stock, $0.00001 par value. 3,000,000 shares authorized, 1,321,477 shares issued and outstanding at June 30, 2021, and 3,000,000 shares authorized, 1,248,010 shares issued and outstanding at December 31, 2020.	13	12
Class B voting common stock, $0.00001 par value. 700,000 shares authorized, 23,640 shares issued and outstanding at June 30, 2021, and 700,000 shares authorized, 23,696 shares issued and outstanding at December 31, 2020.	—	—
Class C voting common stock, $0.00001 par value. 260,888 shares authorized, 231,627 shares issued and outstanding at June 30, 2021, and 260,888 shares authorized, 231,627 shares issued and outstanding at December 31, 2020.	2	2
Additional paid-in capital	11,129,196	10,200,141
Accumulated other comprehensive income (loss)	13,847	21,363
Accumulated deficit	(8,235,057)	(7,891,542)
Total stockholders’ equity	2,908,001	2,329,976
Total liabilities and stockholders’ equity	$6,820,815	$5,024,238

SNAP INC.

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES

(in thousands, unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020
Free Cash Flow reconciliation:
Net cash provided by (used in) operating activities	$(101,086)	$(66,554)	$35,800	$(60,271)
Less:
Purchases of property and equipment	(14,623)	(15,767)	(25,474)	(26,658)
Free Cash Flow	$(115,709)	$(82,321)	$10,326	$(86,929)

	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020
Adjusted EBITDA reconciliation:
Net loss	$(151,664)	$(325,951)	$(438,546)	$(631,887)
Add (deduct):
Interest income	(1,251)	(4,768)	(2,388)	(13,357)
Interest expense	4,564	24,727	9,595	39,840
Other (income) expense, net	(42,282)	(3,575)	(64,340)	8,814
Income tax (benefit) expense	(1,879)	(1,041)	(439)	(382)
Depreciation and amortization	28,270	20,925	51,768	42,129
Stock-based compensation expense	256,600	186,171	493,673	358,220
Payroll and other tax expense related to stock-based compensation	25,045	7,942	66,371	19,816
Adjusted EBITDA	$117,403	$(95,570)	$115,694	$(176,807)

Total depreciation and amortization expense by function:

	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020
Depreciation and amortization expense:
Cost of revenue	$4,727	$5,532	$10,003	$11,057
Research and development	14,358	8,463	25,394	17,378
Sales and marketing	5,162	3,381	8,348	6,547
General and administrative	4,023	3,549	8,023	7,147
Total	$28,270	$20,925	$51,768	$42,129

SNAP INC.

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES (continued)

(in thousands, except per share amounts, unaudited)

Total stock-based compensation expense by function:

	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020
Stock-based compensation expense:
Cost of revenue	$2,847	$2,066	$5,503	$3,848
Research and development	174,491	127,516	338,284	245,833
Sales and marketing	37,491	27,107	66,575	51,913
General and administrative	41,771	29,482	83,311	56,626
Total	$256,600	$186,171	$493,673	$358,220

	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020
Non-GAAP net income (loss) reconciliation:
Net loss	$(151,664)	$(325,951)	$(438,546)	$(631,887)
Amortization of intangible assets	14,363	7,378	24,808	15,358
Stock-based compensation expense	256,600	186,171	493,673	358,220
Payroll and other tax expense related to stock-based compensation	25,045	7,942	66,371	19,816
Income tax adjustments	(199)	86	390	27
Non-GAAP net income (loss)	$144,145	$(124,374)	$146,696	$(238,466)

Weighted-average common shares - Diluted	1,547,234	1,447,022	1,524,560	1,436,085

Non-GAAP diluted net income (loss) per share reconciliation:
Diluted net loss per share	$(0.10)	$(0.23)	$(0.29)	$(0.44)
Non-GAAP adjustment to net loss	0.20	0.14	0.39	0.27
Non-GAAP diluted net income (loss) per share	$0.10	$(0.09)	$0.10	$(0.17)

SNAP INC.

SUPPLEMENTAL FINANCIAL INFORMATION AND BUSINESS METRICS

(dollars and shares in thousands, except per user amounts, unaudited)

	Q1 2020	Q2 2020	Q3 2020	Q4 2020	Q1 2021	Q2 2021
Cash Flows and Shares
Net cash provided by (used in) operating activities	$6,283	$(66,554)	$(54,828)	$(52,545)	$136,886	$(101,086)
Net cash provided by (used in) operating activities - YoY (year-over-year)	109%	31%	28%	21%	(2,079)%	(52)%
Net cash provided by (used in) operating activities - TTM (trailing twelve months)	$(232,497)	$(203,262)	$(181,941)	$(167,644)	$(37,041)	$(71,573)
Purchases of property and equipment	$(10,891)	$(15,767)	$(14,727)	$(16,447)	$(10,851)	$(14,623)
Purchases of property and equipment - YoY	(8)%	107%	86%	81%	—	(7)%
Purchases of property and equipment - TTM	$(35,555)	$(43,689)	$(50,478)	$(57,832)	$(57,792)	$(56,648)
Free Cash Flow	$(4,608)	$(82,321)	$(69,555)	$(68,992)	$126,035	$(115,709)
Free Cash Flow - YoY	94%	20%	17%	9%	2,835%	(41)%
Free Cash Flow - TTM	$(268,052)	$(246,951)	$(232,419)	$(225,476)	$(94,833)	$(128,221)
Common shares outstanding	1,439,589	1,463,620	1,484,716	1,503,333	1,519,001	1,576,744
Common shares outstanding - YoY	8%	7%	7%	6%	6%	8%
Shares underlying stock-based awards	149,004	152,526	138,914	126,287	110,190	104,516
Shares underlying stock-based awards - YoY	(29)%	(16)%	(21)%	(21)%	(26)%	(31)%
Total common shares outstanding plus shares underlying stock-based awards	1,588,593	1,616,146	1,623,630	1,629,620	1,629,191	1,681,260
Total common shares outstanding plus shares underlying stock-based awards - YoY	3%	4%	4%	3%	3%	4%

Results of Operations
Revenue	$462,478	$454,158	$678,668	$911,322	$769,584	$982,108
Revenue - YoY	44%	17%	52%	62%	66%	116%
Revenue - TTM	$1,857,586	$1,923,723	$2,156,193	$2,506,626	$2,813,732	$3,341,682
Revenue by region(1)
North America	$315,650	$306,740	$492,928	$659,163	$552,972	$701,735
North America - YoY	40%	18%	56%	73%	75%	129%
North America - TTM	$1,273,724	$1,320,447	$1,497,347	$1,774,481	$2,011,803	$2,406,798
Europe	$76,498	$78,635	$102,480	$141,608	$113,619	$152,268
Europe - YoY	61%	30%	49%	54%	49%	94%
Europe - TTM	$297,557	$315,559	$349,486	$399,221	$436,342	$509,975
Rest of World	$70,330	$68,783	$83,260	$110,551	$102,993	$128,105
Rest of World - YoY	49%	2%	35%	27%	46%	86%
Rest of World - TTM	$286,308	$287,717	$309,360	$332,924	$365,587	$424,909
Operating loss	$(286,364)	$(310,608)	$(167,864)	$(97,236)	$(303,606)	$(192,512)
Operating loss - YoY	9%	(2)%	27%	62%	(6)%	38%
Operating loss - Margin	(62)%	(68)%	(25)%	(11)%	(39)%	(20)%
Operating loss - TTM	$(1,073,631)	$(1,079,421)	$(1,018,432)	$(862,072)	$(879,314)	$(761,218)
Net loss	$(305,936)	$(325,951)	$(199,853)	$(113,099)	$(286,882)	$(151,664)
Net loss - YoY	1%	(28)%	12%	53%	6%	53%
Net loss - TTM	$(1,029,189)	$(1,099,966)	$(1,072,444)	$(944,839)	$(925,785)	$(751,498)
Adjusted EBITDA	$(81,237)	$(95,570)	$56,361	$165,609	$(1,709)	$117,403
Adjusted EBITDA - YoY	34%	(21)%	233%	291%	98%	223%
Adjusted EBITDA - Margin(2)	(18)%	(21)%	8%	18%	—	12%
Adjusted EBITDA - TTM	$(160,018)	$(176,875)	$(78,139)	$45,163	$124,691	$337,664

(1)

Total revenue for geographic reporting is apportioned to each region based on our determination of the geographic location in which advertising impressions are delivered, as this approximates revenue based on user activity. This allocation is consistent with how we determine ARPU.

(2)	We define Adjusted EBITDA margin as Adjusted EBITDA divided by GAAP revenue.

SNAP INC.

SUPPLEMENTAL FINANCIAL INFORMATION AND BUSINESS METRICS (continued)

(dollars and shares in thousands, except per user amounts, unaudited)

	Q1 2020	Q2 2020	Q3 2020	Q4 2020	Q1 2021	Q2 2021
Other
DAU (in millions)	229	238	249	265	280	293
DAU - YoY	20%	17%	18%	22%	22%	23%
DAU by region (in millions)
North America	88	90	90	92	93	95
North America - YoY	10%	9%	7%	6%	5%	6%
Europe	70	71	72	74	77	78
Europe - YoY	14%	12%	10%	10%	9%	10%
Rest of World	71	77	87	99	111	120
Rest of World - YoY	45%	37%	43%	55%	57%	55%
ARPU	$2.02	$1.91	$2.73	$3.44	$2.74	$3.35
ARPU - YoY	20%	—	28%	33%	36%	76%
ARPU by region
North America	$3.57	$3.40	$5.49	$7.19	$5.94	$7.37
North America - YoY	27%	8%	46%	63%	66%	116%
Europe	$1.09	$1.10	$1.43	$1.91	$1.48	$1.95
Europe - YoY	41%	16%	36%	39%	36%	76%
Rest of World	$1.00	$0.89	$0.95	$1.11	$0.93	$1.07
Rest of World - YoY	3%	(26)%	(6)%	(18)%	(7)%	20%
Employees (full-time; excludes part-time, contractors, and temporary personnel)	3,427	3,550	3,713	3,863	4,043	4,667
Employees - YoY	22%	30%	28%	21%	18%	31%

Depreciation and amortization expense
Cost of revenue	$5,525	$5,532	$5,615	$5,533	$5,276	$4,727
Research and development	8,915	8,463	9,526	10,723	11,036	14,358
Sales and marketing	3,166	3,381	3,233	3,136	3,186	5,162
General and administrative	3,598	3,549	3,430	3,419	4,000	4,023
Total	$21,204	$20,925	$21,804	$22,811	$23,498	$28,270
Depreciation and amortization expense - YoY	(9)%	(8)%	6%	11%	11%	35%

Stock-based compensation expense
Cost of revenue	$1,782	$2,066	$2,623	$2,896	$2,656	$2,847
Research and development	118,317	127,516	132,003	155,436	163,793	174,491
Sales and marketing	24,806	27,107	27,393	28,964	29,084	37,491
General and administrative	27,144	29,482	30,061	32,586	41,450	41,771
Total	$172,049	$186,171	$192,080	$219,882	$237,073	$256,600
Stock-based compensation expense - YoY	6%	(5)%	19%	32%	38%	38%